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                                                                 EXHIBIT 10.8

                              AMENDMENT NO. 3 TO
                             OPERATING AGREEMENT

      THIS AMENDMENT NO. 3 TO OPERATING AGREEMENT ("AMENDMENT") is executed as of July 26, 2006 by and among TA Operating Corporation, a Delaware corporation ("TA OPERATING"), TA Franchise Systems Inc., a Delaware corporation ("TA FRANCHISE") and Freightliner LLC, a Delaware limited liability company that was formerly a Delaware corporation known as Freightliner Corporation ("FREIGHTLINER").

                                 WITNESSETH:

      WHEREAS, TA Operating, TA Franchise and Freightliner are parties to that certain Freightliner Express Operating Agreement dated July 21, 1999, as previously amended by that certain Amendment No. 1 to Operating Agreement dated November 9, 2000, and that certain Amendment No. 2 to Operating Agreement dated April 15, 2003 (the "OPERATING AGREEMENT"); and

      WHEREAS,  TA  Operating,  TA Franchise and  Freightliner  have agreed to amend further the Operating Agreement, in accordance with Section 8.5 thereof, pursuant to the terms set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Section 6.1 of the Operating Agreement shall be deleted in its entirety and replaced as follows:

            "6.1 TERM. This Agreement shall have an initial term of fifteen years and thereafter shall be terminable upon six months' advance notice given by either party to the other. For purposes of clarification, the initial term shall expire on July 20, 2014. This Agreement shall also be terminable by either party in accordance with Section 6.2 or

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by Freightliner  in accordance with Section 8.4. Except as otherwise  provided in Section 6.2 or Section 8.4, any notice of termination may be given no earlier than the date six months prior to the expiration date of the initial term and the effective date of termination shall be the date six months after the date of the giving of such notice. Until an effective notice of
termination   is  given  by  either  party  and  the  effective  date  of  the termination is reached, this Agreement shall continue in full force and effect."

      2. Except as set forth in this Amendment, all other terms and conditions of the Operating Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Amendment as of the date first above written.

                                 FREIGHTLINER LLC

                                 By:      /s/ Jack Conlan
                                          ---------------

                                 Name:    Jack Conlan
                                          -----------

                                 Title:   Senior Vice President
                                          ---------------------


                                 TA OPERATING CORPORATION d/b/a
                                 TRAVELCENTERS OF AMERICA

                                 By:      /s/ Joseph A. Szima
                                          -------------------

                                 Name:    Joseph A. Szima
                                          ---------------

                                 Title:   Senior Vice President
                                          ---------------------


                                 TA FRANCHISE SYSTEMS INC.

                                 By:      /s/ Joseph A. Szima
                                          -------------------

                                 Name:    Joseph A. Szima
                                          ---------------

                                 Title:   Senior Vice President
                                          ---------------------

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